CORPORATE HEADQUARTERS RELOCATION AND LEASE EXIT COSTS	12 Months Ended
Dec. 31, 2012
Restructuring Charges [Abstract]
CORPORATE HEADQUARTERS RELOCATION AND LEASE EXIT COSTS
CORPORATE HEADQUARTERS RELOCATION AND LEASE EXIT COSTS

During the first quarter of 2012, we made the decision to relocate our corporate headquarters from Houston, Texas to Euless, Texas. The move was completed in July 2012. As a result of this decision, we have paid severance costs to employees that did not relocate with the Company and have paid or will pay other employee-related and general moving costs. For the year ended December 31, 2012, we recorded approximately $2.2 million, for these moving costs, which are included in SG&A expenses on the condensed consolidated statement of operations.

In connection with the relocation, we ceased use of our leased corporate office space in Houston effective July 21, 2012. Thus, during the third quarter of 2012, we recorded a $0.4 million non-cash charge to SG&A expenses for the net present value of the difference between the remaining lease payments and the market value we think we could obtain for a sublease of the space over the remainder of the term. We will continue to incur rent expense for the remainder of the lease term, which we include in SG&A expenses; however, the expense will be reduced by the amortization of the cease-use obligation over the remaining lease term. The associated nominal accretion expense will be included as a charge to SG&A expenses over the remaining lease term. We did not sublease the office space during 2012, thus no rental income is recorded during the period for this space. The lease ends in April of 2014.

As of December 31, 2012, the net present value of the difference between the remaining lease payments and the market value we think we could obtain for a sublease of the space over the remainder of the term is $0.3 million.